Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 2014 RBC Capital Markets’ MLP Conference November 2014

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Cautionary Statements 2 This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013 Annual Report on Form 10-K (as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014). Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others:  the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities;  competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply;  industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers;  our dependence upon a relatively limited number of customers for a significant portion of our revenues;  actions taken, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers;  our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers;  our ability to produce and market NGLs at the anticipated differential to NGL index pricing;  our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs;  our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects;  our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions, including in respect of our acquisition of the TexStar rich gas system assets;  our ability to manage over time changing exposure to commodity price risk;  the effectiveness of our hedging activities or our decisions not to undertake hedging activities;  our access to financing and ability to remain in compliance with our financing covenants;  our ability to generate sufficient operating cash flow to fund our quarterly distributions;  changes in general economic conditions;  the effects of downtime associated with our assets or the assets of third parties interconnected with our systems;  operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control;  the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair;  the effects of laws and governmental regulations and policies;  the effects of existing and future litigation; and  other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Corporate Structure 3 Southcross Holdings LP (“Holdings”) Southcross Energy Partners, L.P. (NYSE: SXE) Affiliate Assets Public 43% LP Interest Southcross Energy Partners GP, LLC Financial sponsor ownership through various holding companies 57% LP Interest 2% GP Interest

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 2009 2010 2011 2012 2013 2014 • Acquired core assets • Expanded Gregory processing plant • Built and acquired two pipeline assets • Won anchor contracts for Eagle Ford expansion • Completed Enterprise Alabama acquisition • Initiated construction of two new processing and fractionation facilities • Completed Woodsboro processing plant • Completed Bonnie View fractionator • Completed IPO • Completed expansion of Bonnie View fractionator • Completed Bee Line • Completed $149 million follow-on equity offering • Completed Onyx acquisition • Completed TexStar acquisition • Commenced operation of Webb Pipeline • Announced $210 million equity commitment at Holdings History of Progress 4

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Southcross is a traditional MLP with an integrated midstream value chain and assets leveraged to the growing Eagle Ford shale Integrated Midstream Value Chain in South Texas Investment Highlights 5 Direct Access to Attractive Lower Gulf Coast NGL and Gas Markets Significant Growth From Potential Future Drop-Downs Strong Organic Growth Opportunities in Premier Eagle Ford Region Strategically Located Assets Recent Synergistic Acquisition Expected to Drive Near-Term Distribution Growth

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference $26.9 $15.3 $11.5 $8.5 $6.6 $5.5 $5.4 $3.1 E a g le F o rd B a k k e n M a rc e llu s W o lf c a m p /C lin e N io b rar a Ut ic a B o n e S p ri n g H a y n e s v ill e Strategic Location in Prolific, Liquids Rich Eagle Ford Shale Expected 2014 Eagle Ford Upstream Capex Exceeds All Other United States Plays Rapid Eagle Ford Production Growth 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 MBoe/d Oil/Condensate NGL Gas The Eagle Ford is expected to see more capital investment in 2014 than the Bakken and Marcellus combined ($ in billions) 6 Source: Wood Mackenzie Source: Wood Mackenzie

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Southcross Services • Natural gas gathering, processing, treating, compression and transportation • NGL fractionation and transportation • Source, purchase, transport and sell natural gas and NGLs Competitive Advantages • Proximate to prolific Eagle Ford shale production • Proximate to growing Gulf Coast petrochemical infrastructure and export markets • Connection to gas and purity NGL markets • Ability to avoid Mt. Belvieu transportation costs Integrated Midstream Value Chain W ellhead Gathering and Compression Gas Processing and T reating Plants Mixed NG L Pipelines Fractionation Facilities NG L Products Pipelines Natural Gas End Users Transportation Lines / Storage 7 NGL End Users

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference  Diverse market outlets are an advantage in attracting producer contracts  Local markets provide incremental downstream margins  Direct connections to growing industrial markets and all interstate and intrastate pipelines - Recently added new industrial customer and 42,000 MMBtu/d in gas sales  Well-positioned to transport future Eagle Ford gas to new markets, including export markets in Mexico and LNG facilities Pipelines 19% Direct end-use customers Year to date 2014 data 81% 8 Attractive Dry Gas End-Use Markets Agua Dulce Hub Processing Plant Fractionator Southcross Gas System Woodsboro Corpus Christi Bonnie View Lone Star Gregory

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 82% 9 Direct Access to Attractive NGL Markets • Advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets • End-use NGL markets provide attractive pricing and market outlets • New NGL export terminals near Corpus Christi are in development • Vast majority of North American ethane cracking is on the Gulf Coast and is expanding Bonnie View Gregory Lone Star Processing Plant Fractionator Pipeline System Key Facilities Formosa Dow Freeport CP Chem OxyChem (Ingleside) Lyondell Basell Trafigura Texas Dock & Rail Martin Export Terminal

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 10 Attractive Contract Structure and Customer Base Minimum Volume Commitments 41% Acreage Dedications 34% Captive Volumes 15% Other 9% Commodity Exposure 23% Minimum volume commitments, acreage dedications and captive volumes should provide a solid and growing base of gas supply(1) (1) Data from processed gas volumes for the three months ended September 30, 2014

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Refining Projects • Valero upgrading 325kb/d Corpus Christi refinery • Flint Hills plans to reconfigure 230kb/d Corpus Christi West Refinery • Martin Midstream, Magellan Midstream and Trafigura continue to more forward with construction of new condensate splitters at facilities in Corpus Christi Petrochemical Projects • Lyondell to add 800 million lbs/year of ethylene capacity at Corpus Christi plant by late 2015 • OxyChem and MexiChem to build 1.2 billion lbs/year ethylene cracker near Corpus Christi by 2017 Cheniere – April 7, 2014, July 17, 2014 and October 8, 2014 Press Releases • Entered into 20 year LNG supply agreements with Endesa • Signed agreement to supply EDF with 380,000 tons / year of LNG from Train 3 as early as 2019 • Expect to complete steps to final investment decision and construction by early 2015 • FERC issues final Environmental Impact Statement for project on October 8, 2014 • 120-mile, 42” and 48” natural gas pipeline with 2.3 Bcf/d of initial capacity (expandable to 3.0 Bcf/d) was completed ahead of schedule and is now operational • Long-term firm gas transportation agreement with MexGas Supply Ltd., a subsidiary of Pemex (Mexican state-owned gas company) • NET Mexico’s Agua Dulce Hub has capacity from multiple gas pipelines and gas processing plants including Southcross’ Trafigura – November 14, 2013 and September 11, 2014 Press Release • Trafigura spending $500 million to expand dock facilities at Corpus Christi • Expansion to meet increasing demand for water access for Eagle Ford production • Buckeye Partners LP completes $860 million acquisition of 80% of Corpus Christi midstream business from Trafigura Martin Midstream – October 3, 2013 Press Release • Martin Midstream announced purchase of Port of Corpus Christi property on Harbor Island • Plans to build a $500 million LPG plant to be completed in next three years • Plant and related marine terminals and LPG barges to capitalize on increased opportunity from Eagle Ford NET Midstream Pipeline to Mexico – November 17, 2014 Press Release 11 Lower Gulf Coast Projects Present Opportunities

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Increased Scale • Four processing plants, two fractionation facilities, approximately 3,000 miles of pipelines • Access to Holdings’ extensive gathering system and new 63kb/d NGL fractionation facility near Corpus Christi Operational and Financial Stability • Combined asset platform mitigates risk, provides additional market outlets for customers Meaningful Synergies • Achieved more than $55 million savings by shorting Webb Pipeline • Complementary footprints and blended management team provide new opportunities for growth Visible Growth • Continue to fill existing capacity • Organic growth through Webb Pipeline and other projects • Future potential drop-downs of assets from Holdings Enhanced Southcross Position Leveraging our strengths to drive unitholder value 12

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Premier Eagle Ford Footprint 13 Processing Plants (MMcf/d) Capacity Lone Star 300 Woodsboro 200 Gregory 135 Conroe 50 Total 685 Fractionation (MBbls/d) Capacity Bonnie View 22.5 Gregory 4.8 Total 27.3 Processing Plant Fractionator Pipeline System

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 14 Lancaster System/ Valley Wells NGL System Robstown Fractionator Key Project Updates  100 MMcf/d sour gas treating facility, treated gas flows onto T2 pipelines for processing at Lone Star plant  Dedicated acreage in Dimmit and La Salle counties producing sour gas Valley Wells System  9 mile, 16’’ pipeline extending into Karnes County  27 MMcf/d MVC anticipated starting December 2014 Karnes Gathering  6 mile, 10’’ pipeline and 3 mile 24” pipeline extending into McMullen County  3 MMcf/d MVC starting December 2014 McMullen – Sundance Lateral  45 mile, 24’’ pipeline extending into Webb County  35 MMcf/d MVC starting November 2014 Webb Pipeline

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Southcross Holdings Potential Drop-Down Assets  70,000 Bbls/d 12” 56 mile Y-grade pipeline from the Lone Star Plant to the Robstown Fractionator  12” 49 mile Y-grade pipeline from the Lone Star Plant to Refugio County NGL System 15 Lancaster System/ Valley Wells NGL System Robstown Fractionator  100 MMcf/d sour gas treating facility  Dedicated acreage in Dimmit and La Salle counties producing sour gas Valley Wells System  63,000 Bbls/d NGL fractionation facility  Long-term purity product off-take agreements with Equistar and Trafigura Robstown Fractionator Lancaster System  600 miles of sweet and sour gas gathering lines  28,000 hp of compression  100 MMcf/d sour gas treating facility  ~300,000 acres dedicated from twelve producers

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Third Quarter Actual Fourth Quarter Guidance Future Growth $11.3mm ADJUSTED EBITDA • Approximately 55% full during 3rd Quarter 2014 $20-24mm ADJUSTED EBITDA • New gas supply contracts: • Webb MVC – 35MMcf/d • Producer MVC – 35MMcf/d • Producer MVC – 27MMcf/d • Producer MVC – 3MMcf/d Distribution growth with 1.0x coverage • Fill existing plant capacity • Organic project growth • Potential drop-downs of assets from Holdings 16 Southcross Path to Grow h

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 2.4% 2.5% 3.9% 3.9% 3.9% 4.1% 4.7% 4.8% 5.0% 5.2% 5.7% 6.0% 6.3% 6.5% 6.8% 7.3% 7.5% 7.7% 7.8% 8.1% 8.2% 8.6% 8.6% 8.9% 9.3% 9.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Opportunity for Southcross Unit Price Improvement Source: Barclays Capital, November 14, 2014 Note: Gray shading denotes peers with significant assets at GP level Peer Valuation Analysis 17

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference • Strategically located assets • Integrated midstream value chain in South Texas • Direct access to attractive Lower Gulf Coast NGL and gas markets • Recent synergistic acquisition expected to drive near-term distribution growth • Strong organic growth opportunities in premier Eagle Ford region • Significant growth opportunities from potential future drop-downs 18 Southcross Investment Summary

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference (1) Includes 14.9 million Class B convertible units; excludes GP units NYSE Ticker Total Units Unit Price Market Capitalization SXE 50.9 million units(1) $18.88(2) $934 million(2) $458 million Debt at Sept 30, 2014 Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 8.5%(2) (2) As of November 18, 2014 Southcross Fact Sheet 19

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference Non-GAAP Financial Measures 20 We define Adjusted EBITDA as net income/loss, plus interest expense, income tax expense, depreciation and amortization expense, equity in losses of joint venture investments, certain non-cash charges (such as non-cash unit-based compensation, impairments, loss on extinguishment of debt and unrealized losses on derivative contracts), major litigation costs net of recoveries, transaction-related costs, revenue deferral adjustment, loss on sale of assets and selected charges that are unusual or non-recurring; less interest income, income tax benefit, unrealized gains on derivative contracts, equity in earnings of joint venture investments and selected gains that are unusual or non-recurring. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. Adjusted EBITDA is not a financial measure presented in accordance with GAAP. We believe that the presentation of this non-GAAP financial measure provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Net income/loss is the GAAP measure most directly comparable to Adjusted EBITDA, and a reconciliation of Adjusted EBITDA to net income/loss is included in this presentation. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Non-GAAP financial measures have important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider Adjusted EBITDA in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Click to edit Master title style 2014 RBC Capital Markets’ MLP Conference 21 Reconciliation to Adjusted EBITDA (Dollars in Thousands) Three Months Ended, 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 Reconciliation of net loss to Adjusted EBITDA: Net (loss) income $ (4,069) $ 674 $ (1,289) $ (2,961) $ (24,778) Add (deduct): Depreciation and amortization expense 9,447 8,590 8,528 8,978 11,629 Interest expense 3,587 3,855 2,973 1,771 4,596 Loss on extinguishment of debt - - - - 2,316 Unit-based compensation 552 542 529 1,082 609 Income tax (benefit) expense 125 (19) 8 56 69 Unrealized (gain) loss - (120) (32) 175 207 Revenue deferral adjustment - - 1,182 444 444 Gain on sale of assets - (25) - (45) - Loss on asset disposal - - 4 - 334 Major litigation costs, net of recoveries - 517 273 630 488 Transaction-related costs - - 303 4 10,506 Equity in losses of joint venture investments - - - - 3,308 Impairment of assets - - - - 1,556 Other, net 20 24 18 44 - Adjusted EBITDA $ 9,662 $ 14,038 $ 12,497 $ 10,178 $ 11,284